Exhibit 10.26

CONFIDENTIAL TREATMENT REQUESTED

LICENCE AGREEMENT

Between

YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED

a company duly registered under the laws of Israel of

P 0 Box 95, Rehovot 76100, Israel

(hereinafter, “Yeda”)

and

PROCHON BIOTECH LTD.

a company duly registered under the laws of Israel,

having its principal place of business at 7 Golda Meir

Street, Science Park, Nes Ziona, Israel

(hereinafter, “the Company”)

P R E A M B L E :

WHEREAS:	(A)	in the course of research conducted at the Weizmann Institute of Science (“the Institute”), under the supervision of **** of the Institute and **** (“****”), formerly a scientist at the Institute (and currently an employee of the Company), **** together with **** and other scientists of the Institute, all of the aforementioned persons, collectively “the Inventors”, arrived at an invention entitled “****” (“the Invention”), all as more fully described in **** and in the patent applications listed in Appendix A) hereto (“the Existing Patent Applications”) and created and/or generated the plasmid p80 BS and methods of use thereof (“the Know How”); and

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(B)	by operation of Israeli law and/or under the terms of employment of the Inventors (excluding ****) at the Institute and pursuant to an agreement between the Institute, Yeda and the Inventors (excluding ****), all the right, title and interest in and to the Licensed Information (as hereinafter defined) and the Existing Patent Applications otherwise vesting in the Inventors (excluding ****) or in the Institute, vests and shall vest in Yeda; and **** assigned all his rights in and to the Licensed Information and the Existing Patent Applications to the Company pursuant to a deed of assignment dated June 5, 2006 accordingly, the Licensed Information and the Existing Patent Applications are owned jointly by Yeda and the Company; and

(C)	subject to and in accordance with the terms of this Agreement, the Company wishes to receive, and Yeda is willing to grant to the Company, a worldwide, royalty-bearing exclusive licence in respect of Yeda’s rights in and to the Licensed Information and under the Joint Patents (as hereinafter defined), for the development, manufacture, production, marketing and sale of Licensed Products (as hereinafter defined), all subject to and in accordance with the terms and conditions of this Agreement below,

NOW THEREFORE IT IS AGREED BETWEEN THE PARTIES HERETO AS FOLLOWS:

1. PREAMBLE, APPENDICES AND INTERPRETATION

1.1	The Preamble and Appendices hereto form an integral part of this Agreement.

1.2	In this Agreement the terms below shall bear the meanings assigned to them below, unless the context shall indicate a contrary intention:

1.2.1 “Affiliated Entity”	- shall mean, with respect to any party hereto, any company, corporation, other entity or person (hereinafter, collectively, “entity”), which directly or indirectly, is controlled by, or controls, or is under common control with, such party. For the purposes of this definition, “control” shall mean the ability, directly or indirectly, to direct the activities of the relevant entity (save for an ability flowing solely from the fulfilment of the office of director or another office) and shall include, without limitation, the holding, directly or indirectly, of more than 50% (fifty percent) of the issued share capital or of the voting

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

power of the relevant entity or the holding, directly or indirectly, of a right to appoint more than 50% (fifty percent) of the directors of such entity or of a right to appoint the chief executive officer of such entity;

1.2.2 “Combination Product”	- shall mean a product which comprises (a) a Product or part thereof; and (b) at least one other active ingredient, material or a medical device, which, if administered independently of the Product, would have a clinical effect

1.2.3 “Exchange Rate”	- shall mean, with respect to any amount to be calculated, or which is paid or received in a currency other than US Dollars, the average of the selling and buying exchange rates of such currency (in respect of cheques and remittances) and the US Dollar prevailing at **** at the end of business on the date of calculation, payment or receipt, as the case may be;

1.2.4 “First Commercial Sale”	- shall mean, with respect to any Licensed Product in any country, the first commercial sale of such Licensed Product in such country after U.S. Food and Drug Administration (“FDA”) New Drug Approval, European Medicines Agency (“EMEA”) or national medicinal agency marketing approval or equivalent approval or any other necessary regulatory approval in such country has been obtained for such Licensed Product;

1.2.5 “Joint Patents”	- shall mean: (i) the Existing Patent Applications and all patents which may be granted thereon; and (ii) patent applications corresponding to the Existing Patent Applications and all patents or certificates of invention which may be granted thereon; as well as all continuations, continuations-in-part, patents of addition, divisions, renewals, reissues and extensions (including any patent term extension) of any of the aforegoing patents, but excluding: (a) patents that have been invalidated or cancelled pursuant to the final (i.e. unappealed or unappealable) judgment of a competent court; and (b) patent applications that have been withdrawn or have expired, in each case such exclusion to be effective only from the date of such invalidation, cancellation, withdrawal or expiry, as the case may

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

be.

For the purposes of this Agreement, the term “Joint Patent” shall also mean Supplementary Protection Certificate (within the meaning of such term under Council Regulation (EU) No. 1768/92) or any other similar statutory protection;

1.2.6 “Licence”	- shall mean an exclusive worldwide license in respect of Yeda’s rights in and to the Licensed Information and the Joint Patents, for the development (by the Company or by a Subcontractor on the Company’s behalf), manufacture (by the Company or by a Subcontractor on the Company’s behalf), production, use, marketing, distribution, offering for sale, export and import and sale of the Licensed Products, subject to the provisions of clause 4.1 below and the other terms and conditions of this Agreement;

1.2.7 “Licensed Information”	- shall mean: (i) the Invention; and (ii) the Know How;

1.2.8 “Licensed Products”	- shall mean: (i) the Products; and (ii) the Combination Products;

1.2.9 “Net Sales”

- shall mean the total amount invoiced by the Company and the total amount invoiced by the Company’s Affiliated Entities in connection with the sale of Licensed Products (for the removal of doubt, whether such sales are made before or after the First Commercial Sale of any Licensed Product in any country); provided that, with respect to sales which are not at arms-length and/or are not in the ordinary course of business and/or are not according to then current market conditions for such a sale, the term “Net Sales” shall mean the total amount that would have been due in an arms-length sale made in the ordinary course of business and according to the then current market conditions for such sale or, in the absence of such current market conditions, according to market conditions for sale of products similar to the Licensed Products, in all cases after deduction of:

CONFIDENTIAL TREATMENT REQUESTED

(i) sales taxes, excise or similar taxes (including value added taxes) to the extent applicable to such sale and included in the invoice in respect of such sale;

(ii) freight and insurance charges to the extent such items are separately itemized on invoices;

(iii) credits or allowances, if any, actually granted on account of price adjustments, recalls, rejections or returns of Licensed Products previously sold;

and provided further that, with respect to sales by the Company to any Affiliated Entity of the Company, the term “Net Sales” shall mean the higher of: (a) “Net Sales”, as defined above, with respect to sales which are not at arms-length and/or in the ordinary course of business and/or according to current market conditions; and (b) the total amount invoiced by such Affiliated Entity on resale to an independent third party purchaser after the deductions specified in subparagraphs (i) through (iii) above, to the extent applicable. For the removal of doubt if any Licensed Product is sold by the Company to an Affiliated Entity of the Company and is subsequently resold by such Affiliated Entity, the Company shall pay Yeda royalties on the Net Sales value as determined as aforesaid (and not on both the sale and resale of such Product). For the further removal of doubt, the disposition of any Licensed Product, without charge, for demonstration and/or testing purposes shall not be considered to be a sale for the purposes of this clause 1.2.9 and clause 4.1.2 below;

1.2.10 “Products”	- shall mean any products, the development or production of which is based on, or involves, the use of the Licensed Information, or part thereof, or which are produced or manufactured using a process, method or system covered by a claim under any Joint Patent;

CONFIDENTIAL TREATMENT REQUESTED

1.2.11 “Subcontracting Agreement” and “Subcontractor”	- shall mean a bona fide subcontracting agreement pursuant to which a contractor is engaged on a pure work order basis for the sole purpose of manufacturing or developing any of the Licensed Products (or part thereof) on the Company’s behalf, for monetary consideration only; and the term “Subcontractor” shall be construed accordingly;

1.2.12 “Sublicence” and “Sublicensee”	“Sublicence” shall mean any right granted, licence given, or agreement entered into, by the Company to or with any other person or entity, permitting any use of the Licensed Information and/or the Joint Patents (or any part thereof) for the development and/or manufacture and/or production and/or marketing and/or distribution and/or sale of Licensed Products (whether or not such grant of rights, license given or agreement entered into is described as a sublicense or as an agreement with respect to the development and/or manufacture and/or production and/or distribution and/or marketing and/or sale of Licensed Products or otherwise), provided, however, that a Subcontracting Agreement shall not be deemed to be a “Sublicence”; and the term “Sublicensee” shall be construed accordingly;

1.2.13 “Sublicensing Receipts”	- shall mean consideration, whether monetary or otherwise, received (for the removal of doubt, whether received before or after the First Commercial Sale in any country) by the Company for or from the grant of Sublicences and/or pursuant thereto, or in connection with the grant of an option for a Sublicence, including ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****, provided that:

****,

****; and

****,

it being agreed, for the removal of doubt, that any amounts received by the Company as aforesaid, but not expended and/or incurred as set out above, shall be deemed to be Sublicensing Receipts;

1.2.14 the terms: “Yeda”, “the Company”, “the Institute”, “****”, “the Inventors”, “the Invention”, “Know-How” and “the Existing Patent Applications”,	- shall bear the definitions assigned to them respectively in the heading or the preamble hereto, as the case may be.

1.3	In this Agreement:

1.3.1	words importing the singular shall include the plural and vice-versa and words importing any gender shall include all other genders and references to persons shall include partnerships, corporations and unincorporated associations;

1.3.2	any reference in this Agreement to the term “patent” shall also include any re-issues, divisions, continuations or extensions thereof (including measures having equivalent effect);

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

1.3.3	any reference in this Agreement to the term “patent applications” shall include any provisional patent applications, applications for continuations, continuations-in-part, divisions, patents of addition or renewals, as well as any other applications or filings for similar statutory protection;

1.3.4	any reference in this Agreement to the term “sale” shall include the sale, lease, rental or other disposal of any Licensed Product; and

1.3.5	“including” and “includes” means including, without limiting the generality of any description preceding such terms.

2. LICENCE

2.1	Yeda hereby grants the Licence to the Company, and the Company hereby accepts the Licence from Yeda, during the period, for the consideration and subject to the terms and conditions set out in this Agreement.

2.2	For the removal of doubt, nothing contained in this Agreement shall prevent Yeda or the Institute from using the Licensed Information for academic research or other scholarly purposes.

2.3	The Licence shall remain in force in each country in the world with respect to each Licensed Product (if not previously terminated in accordance with the provisions of this Agreement) until the later of:

2.3.1	the date of expiry in such country of the last of any Joint Patent (including, for the removal of doubt, any patent application, as referred to in the definition of “Joint Patents” in clause 1.2.5 above) in such country covering such Licensed Product to expire; and

2.3.2	the date of expiry of a period of 10 (ten) years commencing on the date of First Commercial Sale of the first Licensed Product in such country, or in relation to any country in which there have not been any sales of any Licensed Products - the expiry of a period of 10 (ten) years from the date of the last First Commercial Sale of such Licensed Product worldwide.

For the purposes of clause 2.3.1. above, a Licensed Product shall be deemed to be covered by a Joint Patent in any country even after the Joint Patent in such country covering such Licensed Product has expired, in the event that, and for so long as, such Licensed Product is protected and/or covered by “Orphan Drug” status (within the meaning-of such term under the US Orphan Drug Act), paediatric use approval and/or by any type of data exclusivity or data protection or by any other regulations and/or provisions granting similar statutory or regulatory protection of such Licensed Product in such country.

2.4

A Sublicence under the Licence may be granted by the Company provided that: (i) the Sublicence is made by written agreement, the provisions of which are consistent with the terms and conditions of this Agreement; (ii) a final draft of

CONFIDENTIAL TREATMENT REQUESTED

the proposed Sublicence agreement is submitted to Yeda at least 10 (ten) days prior to the signature thereof and a copy of the signed Sublicence agreement and of all amendments thereto are submitted to Yeda promptly upon signature thereof; and provided further that the following conditions are fulfilled:

2.4.1	****;

2.4.2	the proposed Sublicence is to be granted in a bona fide arms-length commercial transaction;

2.4.3	the proposed Sublicence contains, inter alia, the following terms and conditions:

2.4.3.1	****;

2.4.3.2	that the Sublicence shall not be assignable, otherwise transferable or further sublicenseable;

2.4.3.3	that Yeda shall have the right, upon reasonable notice to the Sublicensee and at reasonable times, to send representatives in order to examine those books of accounts, records and other documentation of the Sublicensee as may be necessary in order to determine the correctness or completeness of any payment made under this Agreement, all without derogating from clause 4.5 below; and

2.4.4	any act or omission by the Sublicensee which would have constituted a breach of this Agreement by the Company had it been the act or omission of the Company, shall constitute a breach of the Sublicence agreement with the Company entitling the Company to terminate the Sublicence****.

2.5	Nothing contained in this Agreement shall be deemed to be a representation or warranty, express or implied, by either party that the Existing Patent Applications or any of them, the Licensed Information or any portion thereof will be granted or that patents obtained on any of the said patent applications are or will be valid or will afford proper protection or that the Licensed Information or will be commercially exploitable or of any other value or that the exploitation of the Joint Patents or the Licensed Information will not infringe the rights of any third party.

3. TITLE

Subject only to the Licence, all right, title and interest in and to the Licensed Information and the Joint Patents and all right, title and interest in and to ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****, vest and shall vest in Yeda and the Company jointly.

4. CONSIDERATION FOR GRANT OF LICENCE

4.1	In consideration for the grant of the Licence, the Company shall pay Yeda:

4.1.1	a non-refundable licence fee of US $2,000 (Two Thousand United States Dollars) per year (or part thereof) (excluding Value Added Tax) (“the Annual Licence Fee”) to be paid in advance at the beginning of each 1 (one) year period, commencing on the date being the earlier of: (i) 1 January 2009; and (ii) the date of First Commercial Sale of any Licensed Product (“the Determining Date”), during a period of 10 (ten) years after the Determining Date or until the expiry of the last of any Joint Patents (whichever is sooner). For the removal of doubt, the first Annual Licence Fee shall be paid on the Determining Date and thereafter on each anniversary of the Determining Date during the period referred to above. The amount of the Annual Licence Fee paid by the Company as aforesaid will be credited against royalties payable by the Company pursuant to clause 4.1.2 below during the 1 (one) year period in respect of which the Company shall have paid such Annual Licence Fee.

4.1.2

4.1.2.1	a royalty of **** of Net Sales of Products by the Company and by its Affiliated Entities; and

4.1.2.2	a royalty of **** of Net Sales of Combination Products by the Company and by its Affiliated Entities; and

4.1.2.3	**** of all Sublicensing Receipts.

For the removal of doubt, the Company undertakes that all sales (within the meaning of such term in clause 1.3.4 above) of Licensed Products by the Company and each Sublicensee shall be ****.

4.2	In calculating Net Sales and Sublicensing Receipts, all amounts shall be expressed in US Dollars and any amount received or invoiced in a currency other than US Dollars shall be translated into US Dollars, for the purposes of calculation, in accordance with the Exchange Rate between the US Dollar and such currency on the date of such receipt or invoice, as the case may be. For the removal of doubt, in calculating amounts received by the Company, whether by way of Net Sales or Sublicensing Receipts, any amount deducted or withheld in connection with any such payment on account of taxes on net income (including income taxes, capital gains tax, taxes on profits or taxes of a similar nature) payable by the Company in any jurisdiction, shall be deemed,

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

notwithstanding such deduction or withholding, to have been received by the Company.

4.3

4.3.1	Amounts payable to Yeda in terms of this clause 4 shall be paid to Yeda in US Dollars: (i) with respect to Net Sales made and Sublicensing Receipts received during the period from the date of signature of this Agreement until the end of the first calendar year in which the aggregate amount of Net Sales made and Sublicensing Receipts received reaches US $50,000 (fifty thousand United States Dollars) (“the Initial Period”)—no later than **** after the end of each calendar year during the Initial Period; (ii) with respect to Net Sales made and Sublicensing Receipts received after the Initial Period—on a quarterly basis and no later than **** after the end of each calendar quarter, commencing on the first day after the expiry of the Initial Period.

4.3.2	The Company shall submit to Yeda: (i) no later than **** after the end of each calendar year during the Initial Period and no later than **** after the end of each calendar quarter after the Initial Period, a written report setting out amounts owing to Yeda in respect of such previous period to which such report refers, in a customary form, certified as being correct by the chief financial officer of the Company, and with full details of:

4.3.2.1	(i)	the sales of Products made by the Company, including a breakdown of Net Sales according to country, identity of seller, currency of sales, dates of invoices, number and type of Products sold;

	(ii)	the sales of Combination Products made by the Company, including a breakdown of Net Sales according to country, identity of seller, currency of sales, dates of invoices, number and type of Combination Products sold;

	(iii)	the royalties received by the Company from Sublicensees based on sales by Sublicensees, including a breakdown of such royalties according to Products and Combination Products, identity of Sublicensees, country, currency and amounts of sales in respect of which such royalties were received, the currency of the royalty payments and date of receipt thereof;

	(iv)	the Sublicensing Receipts, including a breakdown of Sublicensing Receipts according to identity of Sublicensees, countries, the currency of the payment and date of receipt thereof;

	(v)	deductions applicable, as provided in the definition of “Net Sales”; and

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

4.3.2.2	any other matter necessary to enable the determination of the amounts of royalties payable hereunder.

4.4	The Company shall keep and shall contractually obligate Sublicensees to keep complete, accurate and correct books of account and records consistent with sound business and accounting principles and practices and in such form and in such details as to enable the determination of the amounts due to Yeda in terms hereof. The Company shall retain and shall contractually obligate Sublicensees to retain the aforegoing books of account relating to a given calendar quarter for **** after the conclusion of that calendar quarter.

4.5	At Yeda’s expense, Yeda shall be entitled to appoint representatives to inspect during normal business hours and to make copies of the Company’s and Sublicensees’ books of accounts, records and other documentation (including technical data and lab books) to the extent relevant or necessary for the ascertainment or verification of the amounts due to Yeda under this clause 4, provided however that Yeda shall coordinate such inspection with the Company or Sublicensee (as the case may be) in advance. In the event that any inspection as aforesaid reveals any underpayment by the Company to Yeda in respect of any year of the Agreement in an amount exceeding **** of the amount actually paid by the Company to Yeda in respect of such year then the Company shall (in addition to paying Yeda the shortfall together with interest thereon in accordance with clause 10.3 below), bear the costs of such inspection. The provisions of this clause 4 shall survive the termination of this Agreement for whatsoever reason. The parties agree that the inspection of technical data and lab books as aforesaid may only be conducted for the purposes of determining whether the product developed, manufactured, sold, marketed, distributed and/or used by the Company and/or Sublicensee is a Product or a Combination Product. If such inspection is carried out by an independent third party appointed by Yeda, such third party shall be bound by an obligation of confidentiality.

5. JOINT PATENTS; PATENT INFRINGEMENTS

5.1

5.1.1	Subject to clauses 5.3 and 5.4 below, **** shall prosecute the Existing Patent Applications using the outside patent counsel retained by **** for such purpose prior to the execution of this Agreement, unless otherwise agreed by the parties in writing, and shall maintain at the applicable patent office(s) any patents issuing from the Existing Patent Applications. The Company and Yeda shall consult with one another and cooperate fully with regard to the prosecution of the Existing Patent Applications and in maintenance of such patents.

5.1.2	The parties shall consult with one another regarding the filing of patent applications corresponding to the Existing Patent Applications and other

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

patent applications included in the definition of “Joint Patents”, including the jurisdictions in which such applications should be filed, the timing of the filing of such applications and the contents thereof. Following such consultations, and subject to clauses 5.3 and 5.4 below, **** shall retain outside patent counsel to prepare, file and prosecute patent applications as aforesaid in such jurisdiction or jurisdictions as shall be determined by the parties in consultation as aforesaid. Subject to clauses 5.3 and 5.4 below, **** shall also maintain at the applicable patent office any patents granted as a result of any of the above patent applications. The parties agree that their joint policy will be to seek comprehensive patent protection for the Licensed Information as commercially feasible. The Company and Yeda shall cooperate fully in the preparation, filing, prosecution and maintenance of such patent applications and patents.

5.1.3	Without derogating from the aforegoing, **** shall, at its expense, take all necessary steps, to the extent appropriate and commercially feasible, in order to obtain, or, at ****’s election, assist **** to obtain, the extension of each patent referred to in this clause 5.1 above, or in the case of a patent in any member state of the European Union, a Supplementary Protection Certificate as referred to in clause 1.2.5 above (including, the preparation and filing of applications for such extensions and Supplementary Protection Certificates), within the period prescribed therefore under applicable law and, if applicable, take all necessary steps in order to obtain “Orphan Drug” status (within the meaning of such term under the US Orphan Drug Act or under Council Regulation (EU) No. 141/2000, as the case may be), or paediatric use approval, within the period prescribed therefore under applicable law. **** shall notify **** promptly in writing and shall provide a copy to **** of each marketing authorization granted in respect of each Licensed Product in each country and, if applicable, of “Orphan Drug” or paediatric use approval granted in respect of a Licensed Product and shall keep **** informed and shall provide copies to **** of all documents regarding all applications, activities and/or proceedings regarding such extensions and/or any Supplementary Protection Certificates and/or “Orphan Drug” or paediatric use approval, as aforesaid.

5.2	All applications to be filed in accordance with the provisions of clauses 5.1.2 and 5.1.3 above, shall be filed in the name of **** or, should the law of the relevant jurisdiction so require, in the name of the relevant inventors and then assigned to ****.

5.3

In the event that, following such consultations between the parties regarding the filing, prosecuting and/or maintenance (as applicable) of patent applications and/or patents pursuant to clauses 5.1.1 and 5.1.2 above, **** shall not wish to file and/or continue to prosecute a patent application and/or maintain a patent in any country (including any of the Existing Patent Applications) as aforesaid, then ****, in its discretion, may elect to file and/or

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

continue to prosecute such patent application and/or maintain such patent in such country at its own cost and expense. **** shall notify **** in writing of ****’s election to file and/or continue to prosecute such application and/or maintain such patent in such country as aforesaid, at ****’s expense (such notice, “the **** Notice”), and, in the event that **** shall not, within 30 (thirty) days of receipt of the **** Notice: (i) reimburse **** for all out-of-pocket costs and fees incurred by **** until the date of the **** Notice (the **** Notice to be supported by receipts or other appropriate documents evidencing such costs and fees) in connection with the said patent application (in the preparation and/or filing and/or prosecution and/or maintenance of such application) and/or such patent such costs and fees to be expressed in the currency in which paid by **** and to be reimbursed or paid (as the case may be) by **** to **** in US Dollars in accordance with the Exchange Rate of such currency on the date of reimbursement or payment; and (ii) undertake in writing to **** to bear all additional and future expenses relating to such patent application and/or patent, then **** shall be entitled, at any time after the expiry of the said 30 (thirty) day period after such notice, to terminate the Licence granted to **** under this Agreement in respect of such patent application and/or patent in such country, and to take whatever action it deems fit (in its sole discretion) with respect to such patent application and/or patent.

5.4

5.4.1	**** has borne (up to the date of signature of this Agreement), and shall continue to bear and pay all costs and fees incurred in the preparation, filing, prosecution and the like of the Existing Patent Applications and of all patent applications filed in accordance with the provisions of clauses 5.1.2 and 5.1.3 above (including patent applications corresponding to the Existing Patent Applications), and the maintenance at the appropriate patent office and the like of all patents issuing from the Existing Patent Applications and all patent applications referred to above, and all costs and fees incurred in undertaking any activities referred to in clause 5.1.3 above.

5.4.2	Unless otherwise instructed by **** in writing, **** shall pay directly to ****’s relevant outside patent counsel amounts payable by **** pursuant to this clause 5.4 above or clause 5.3 above.

5.5

5.5.1	(i) Should **** determine that a third party is infringing one or more of the Joint Patents, then **** shall notify **** promptly in writing, giving full particulars thereof and **** shall be entitled to sue for such infringement.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

(ii)	**** shall cooperate with **** in prosecuting such litigation.

The provisions of paragraph (ii) above shall be subject to the following:

(a)	any expenses or costs or other liabilities incurred in connection with such litigation (including attorneys’ fees, costs and other sums awarded to the counterparty in such action) shall be borne by ****, which shall indemnify **** against any out-of-pocket expenses or other liabilities, the above without derogating from the provisions of clause 9 below;

(b)	in the event that **** shall be named as a party in any such litigation then **** shall be entitled to select its own legal counsel in such litigation, at ****’s expense, provided that if there is a conflict of interests between **** and ****, the fees and costs of legal counsel selected by **** as aforesaid shall be borne by ****, and, if **** elects not to select its own counsel, and no conflict of interests exists the selection of the legal counsel representing **** and **** in such litigation shall be subject to the prior written approval of ****, which approval shall not be withheld unreasonably and ****’s response to such request for approval shall not be delayed unreasonably; and

(c)	no settlement, consent order, consent judgment or other voluntary final disposition of such action whereby a Joint Patent may be invalidated or which requires any act or omission by the Institute, **** or any of the Inventors may be entered into without the prior written consent of **** (such consent not to be unreasonably withheld and ****’s response to such request for approval shall not be delayed unreasonably).

5.5.2	(i) Should **** discover any allegation by a third party that, or be sued on the grounds that, the manufacture, use or sale of a Licensed Product by it or by a Sublicensee under any of the Joint Patents or using the Licensed Information or any portion thereof infringes upon the patent rights of a third party, then **** shall notify **** promptly in writing, giving full particulars thereof, and **** shall be entitled to defend such action.

(ii) **** may elect, at its own initiative, to join as a party to such action, at its own expense.

(iii) All expenses, costs and/or other liabilities incurred in connection with such litigation (including attorneys’ fees, costs and other sums awarded to the counterparty in such action) shall be borne by ****.

(iv) The provisions of clause 5.5.1 (c) above shall apply, mutatis mutandis.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

5.5.3	Any recovery in any litigation relating to an infringement as aforesaid in clauses 5.5.1 and 5.5.2 above shall first be applied to cover costs and thereafter divided **** to **** and **** to ****.

5.5.4	For the removal of doubt, **** shall not itself be obliged to take any action to sue for any infringement or to defend any action as referred to in this clause 5.5 above.

5.6	If **** fails to take action to abate any alleged infringement of a Joint Patent, or to defend any action as aforesaid, within **** of a request by **** to do so (or within a shorter period, if required to preserve the legal rights of **** under applicable law), then **** shall have the right (but not the obligation) to take such action at its expense and **** shall cooperate in such action at ****’s expense and, if required under applicable law or contract, consent to be named as a party to any such action. **** shall have full control of such action and shall have full authority to settle such action on such terms as **** shall determine. Any recovery in any such litigation shall first be applied to cover costs (of both parties) and thereafter be for the account of **** only:

5.7	**** shall promptly keep **** informed and provide copies to **** of all documents regarding all such actions or proceedings instituted by or against **** as contemplated under any of the provisions of clause 5.5 above.

6. DEVELOPMENT AND COMMERCIALIZATION

6.1	****.

6.2	The Company shall provide Yeda on December 31 of each calendar year during the term of the Licence with written progress reports (“Progress Reports”) which shall include information of a general nature relating to the manner and extent of the exploitation by the Company of the Licence, including with respect to any applications filed with any regulatory authority regarding any Licensed Products and any significant development activities.

6.3	For the removal of doubt, nothing contained in this Agreement shall be construed as a warranty by the Company that any development program carried by it will actually achieve its aims and the Company makes no

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

warranties whatsoever as to any results to be achieved in consequence of the carrying out of any development.

6.4	The Company shall mark, and cause all its Sublicensees to mark, all Licensed Products that are manufactured or sold under this Agreement with the number or numbers, of each Joint Patent applicable to such Licensed Product.

7. CONFIDENTIALITY

7.1	The Company shall maintain in confidence all information relating to this Agreement and the terms hereof (hereinafter, “the Confidential Information”), except and to the extent that the Company can prove that any such information becomes part of the public domain thereafter (other than through a violation by the Company of this obligation of confidentiality). Notwithstanding the foregoing, the Company may disclose to its personnel and to other third parties (including Sublicensees) the Confidential Information to the extent necessary for the exercise by it of its rights hereunder or in the fulfilment of its obligations hereunder, provided that the Company shall bind such personnel and other third parties with a similar undertaking of confidentiality in writing.

7.2	In addition to and without derogating from the aforegoing, the Company undertakes not to make mention of the names of Yeda, the Inventors (excluding ****), the Institute or any scientists or other employees of the Institute or any employee of Yeda in any manner or for any purpose whatsoever in relation to this Agreement, its subject-matter and any matter arising from this Agreement or otherwise, unless the prior written approval of Yeda thereto has been obtained.

7.3	Notwithstanding the provisions of clauses 7.1 and 7.2 above, the Company shall not be prevented from mentioning the name of Yeda, the Inventors, the Institute and/or any scientists or other employees of the Institute or any employee of Yeda or from disclosing any information if, and to the extent that: (i) such mention or disclosure is to competent authorities for the purposes of obtaining approval or permission for the exercise of the Licence, or (ii) in the fulfilment of any legal duty owed to any competent authority (including a duty to make regulatory filings) (Yeda hereby acknowledging that it is aware that such competent authority may not be bound by any confidentiality obligations and may disclose or be required to disclose such information to a third party, whether by order of court or by law or otherwise), or (iii) same is necessary for the purpose of stating, in any private placement memorandum or a public offering registration statement, conduct of due diligence in connection therewith, or the such like, that the Company is a licensee of Yeda under this Agreement provided that any other mention or disclosure of information (i.e. other than that the Company is a licensee of Yeda as aforesaid) in a private placement memorandum or a public registration statement shall be subject to Yeda’s consent, which consent shall not be withheld unreasonably .

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

7.4	The termination of this Agreement, for whatever reason, shall not release the Company from any of its obligations under this clause 7 and such obligations shall survive any termination as aforesaid, subject to clause 7.7 below.

7.5	Yeda shall maintain in confidence the reports received by Yeda from the Company pursuant to clauses 4.3.2 and 6.2 above and any information received by Yeda from the Company which has been designated by the Company in writing as confidential, except and to the extent that: (i) any such information or data is in the public domain at the date of the signing hereof or becomes part of the public domain thereafter (other than through a violation by Yeda of this obligation of confidentiality) or is released by the Company from this obligation of confidentiality by notice in writing; (ii) Yeda is required to disclose such information in order to fulfil its obligations under this Agreement (including in connection with ****); or (iii) Yeda is required to disclose such information in fulfilment of any legal duty owed to any competent authority (the Company hereby acknowledging that it is aware that such competent authority may not be bound by any confidentiality obligations and may disclose or be required to disclose such information to a third party, whether by order of court or by law or otherwise). For the removal of doubt, the provisions of this clause 7.5 shall not apply in respect of any information (not being part of the Licensed Information) independently developed at the Institute without reference to the confidential information received from the Company.

7.6	For the removal of doubt, Yeda shall have the right to allow the scientists of the Institute to publish articles relating to the Licensed Information in scientific journals or posters or to give lectures or seminars to third parties relating to the Licensed Information, on the condition that, to the extent that the information to be published or disclosed is Licensed Information which is not in the public domain, a draft copy of the said contemplated publication or disclosure shall have been furnished to the Company at least **** before the making of any such publication or disclosure and the Company shall have failed to notify Yeda in writing, within **** from receipt of the said draft publication or disclosure, of its opposition to the making of the contemplated publication or disclosure. Should the Company notify Yeda in writing within **** from the receipt of the draft contemplated publication or disclosure that it opposes the making of such publication or disclosure because it includes material (which has been specified in said notice) in respect of which there are reasonable grounds (which have also been specified in said notice) requiring the postponement of such publication or disclosure so as not adversely to affect the Company’s interests under the Licence because such information is patentable subject-matter for which patent protection pursuant to clause 5.1 above should be sought, then Yeda shall not permit such publication or disclosure unless and until there shall first have been filed an appropriate patent application in respect of the material to be published or disclosed as aforesaid. The Company acknowledges that it is aware of the importance to the

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

researchers of publishing their work and, accordingly, the Company will use its best efforts not to oppose such publications.

7.7	Both parties’ obligations under this clause 7 shall continue until the date of expiry of a period of **** after the termination or expiry of this Agreement.

8. NO ASSIGNMENT

8.1	The Company shall not be entitled to assign or encumber all or any of its rights or obligations under this Agreement or arising therefrom, unless it shall have received the prior written consent of Yeda to such assignment or encumbrance, which consent, if given, ****. For the purposes of this clause 8, the merger of the Company with another entity (whether or not the Company is the surviving entity) and the sale of all or substantially all of the assets or business of the Company to others shall be deemed to be an assignment, subject to the provisions of clause 8.2 below.

8.2	Notwithstanding the aforegoing, the sale of all or substantially all of the assets or the business of the Company to others (“the Acquisition”) will not require the written consent of Yeda as aforesaid if all of the following conditions are met: ****.

9. EXCLUSION OF LIABILITY AND INDEMNIFICATION

9.1	Yeda, the Inventors (excluding ****), the Institute and the directors, officers and employees of Yeda and/or of the Institute (hereinafter collectively “the lndemnitees”) shall not be liable for any claims, demands, liabilities, costs, losses, damages or expenses (including legal costs and attorneys’ fees) of whatever kind or nature (all of the aforegoing, collectively, “Liabilities”) caused to or suffered by any person or entity (including the Company or any Sublicensee) that directly or indirectly arise out of or result from or are encountered ****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

****.

9.2	In the event that any of the lndemnitees should incur or suffer any Liabilities that directly or indirectly arise out of or result from or are encountered in connection with this Agreement or the exercise of the Licence as aforesaid in clause 9.1 above, or shall be requested or obliged to pay to any person or entity any amount whatsoever as compensation for any Liabilities as aforesaid in clause 9.1 above, then the Company shall indemnify and hold harmless such Indemnitees from and against any and all such Liabilities. Without limiting the generality of the aforegoing, the Company’s indemnification as aforesaid and the exclusion of liability in clause 9.1 above shall extend to ****.

Yeda shall, or shall procure that any of the Indemnitees shall notify the Company promptly in writing of any such claim; and Yeda may, at its sole option, allow the Company, at the Company’s expense, to assume control over defending such claim, in which case it will provide the Company with reasonable assistance and any information reasonably required for defending such a claim, at the Company’s expense; provided that if the Company shall assume control over the defence of such claim, no settlement, consent order, consent judgment or other voluntary final disposition of such action may be entered into without the prior written consent of Yeda which shall not be withheld unreasonably.

9.3

The Company shall at its own expense insure its liability pursuant to clause 9.2 above during the period beginning on the date of the signing of this Agreement and continuing during the entire period that the Licence is in force in any country, plus an additional period of ****. Such insurance shall be in reasonable amounts and on reasonable terms in the circumstances, having regard, in particular, to the nature of the Licensed Products, and shall be subscribed for from a reputable insurance company. The named insured under such insurances shall be ****. The policy or policies so issued shall include **** and shall further provide that the insurer will be obliged to notify each insured in writing at least **** in advance of the expiry or cancellation of the policy or policies. The Company hereby undertakes to comply punctually with

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

all obligations imposed upon it under such policy or policies and in particular, without limiting the generality of the aforegoing, to pay in full and punctually all premiums and other payments for which it is liable pursuant to such policy or policies. The Company shall be obliged to submit to Yeda copies of the aforesaid insurance policy or policies within **** of the date of issue of each such policy.

9.4	The provisions of this clause 9 shall survive the termination of this Agreement for whatsoever reason.

10. TERM AND TERMINATION

10.1	Unless otherwise agreed to in writing, or earlier terminated as provided in this clause 10, this Agreement shall continue in full force and effect for as long as the Licence is in force in any country with respect to any Licensed Product as aforesaid in clause 2.3 above.

10.2	Without derogating from the parties’ rights hereunder or by law to any other or additional remedy or relief, it is agreed that either Yeda or the Company may terminate this Agreement and the Licence hereunder by serving a written notice to that effect on the other upon or after: (i) the commitment of a material breach hereof by the other party, which material breach cannot be cured or, if curable, which has not been cured by the party in breach within 30 (thirty) days (or, in the case of failure by the Company to pay any amount due from the Company to Yeda pursuant to or in connection with this Agreement on or before the due date of payment, 14 (fourteen) days) after receipt of a written notice from the other party in respect of such breach, or (ii) the granting of a winding-up order in respect of the other party, or upon an order being granted against the other party for the appointment of a receiver, or if such other party passes a resolution for its voluntary winding-up, or if a temporary or permanent liquidator or receiver is appointed in respect of such other party, or if a temporary or permanent attachment order is granted on such other party’s assets, or a substantial portion thereof, or if such other party shall seek protection under any laws or regulations, the effect of which is to suspend or impair the rights of any or all of its creditors, or to impose a moratorium on such creditors, or if anything analogous to any of the aforegoing in this clause 10.2(ii) above under the laws of any jurisdiction occurs in respect of such other party; provided that in the case that any such order or act is initiated by any third party, the right of termination shall apply only if such order or act as aforesaid is not cancelled within 60 (sixty) days of the grant of such order or the performance of such act.

10.3	Any amount payable hereunder by one of the parties to the other, that has not been paid by its due date of payment, shall bear interest from its due date of payment until the date of actual payment, at the maximum rate of **** per month or pro rata for part thereof.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

10.4	Upon the termination of this Agreement for whatever reason, except by the passage of time, the Licence granted under this Agreement shall forthwith terminate and all rights granted to the Company under this Agreement with respect to Yeda’s rights in the Licensed Information and the Joint Patents shall revert to Yeda.

10.5	The termination of this Agreement for any reason shall not relieve the Company or Yeda of any obligations which shall have accrued prior to such termination.

10.6	For the avoidance of doubt, it is hereby recorded and agreed that following the expiry of the Licence hereunder in any country with respect to any Licensed Product (hereinafter “the said country” and “the said Licensed Product”), by passage of time only pursuant to clause 2.3 above, the Company shall be entitled to continue to produce, manufacture, use, market, distribute and/or sell the said Licensed Product in the said country without having to pay royalties to Yeda in respect of such activities subsequent to such expiry date. This clause 10.7 shall survive termination of this Agreement pursuant to clause 10.1.

11. NOTICES

Any notice or other communication required to be given by one party to the other under this Agreement shall be in writing and shall be deemed to have been served: (i) if personally delivered, when actually delivered; or (ii) if sent by facsimile, the next business day after receipt of confirmation of transmission; or (iii) 10 (ten) days after being mailed by certified or registered mail, postage prepaid (for the purposes of proving such service, it being sufficient to prove that such notice was properly addressed and posted) to the respective addresses of the parties set out below, or to such other address or addresses as any of the parties hereto may from time to time in writing designate to the other party hereto pursuant to this clause 11:

11.1 to Yeda at:	P.O. Box 95 Rehovot 76100 Attention: the CEO Facsimile: (08) 9470739

11.2 to the Company at:	7 Golda Meir Street, Science Park, Nes Ziona Attention: the CEO Facsimile: (08)-9380254

12. VALUE ADDED TAX

The Company shall pay to Yeda all amounts of Value Added Tax imposed on Yeda in connection with the transactions under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

13. GOVERNING LAW AND JURISDICTION

This Agreement shall be governed in all respects by the laws of **** and the parties hereby submit to the exclusive jurisdiction of the competent **** courts, except that Yeda may bring suit against the Company in any other jurisdiction outside **** in which the Company has assets or a place of business.

14. MISCELLANEOUS

14.1	The headings in this Agreement are intended solely for convenience or reference and shall be given no effect in the interpretation of this Agreement.

14.2	This Agreement constitutes the entire agreement between the parties hereto in respect of the subject-matter hereof, and supersedes all prior agreements or understandings between the parties relating to the subject-matter hereof (including, the Memorandum of Understanding between Yeda and the Company dated October 9, 2005) and this Agreement may be amended only by a written document signed by both parties hereto. No party has, in entering into this Agreement, relied on any warranty, representation or undertaking, except as may be expressly set out herein.

14.3	This Agreement may be executed in any number of counterparts (including counterparts transmitted by fax), each of which shall be deemed to be an original, but all of which taken together shall be deemed to constitute one and the same instrument.

14.4	No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party’s rights under such provisions at any other time or a waiver of such party’s rights under any other provision of this Agreement. No failure by any party hereto to take any action against any breach of this Agreement or default by another party hereto shall constitute a waiver of the former party’s rights to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

14.5	If any provision of this Agreement is held to be unenforceable under applicable law, then such provision shall be modified as set out below and the balance of this Agreement shall be interpreted as if such provision were so modified and shall be enforceable in accordance with its terms. The parties shall negotiate in good faith in order to agree on the terms of an alternative provision which complies with applicable law and achieves, to the greatest extent possible, the same effect as would have been achieved by the invalid or unenforceable provision.

14.6	Nothing contained in this Agreement shall be construed to place the parties in a relationship of partners or parties to a joint venture or to constitute either party an agent, employee or a legal representative of the other party and neither

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

party shall have power or authority to act on behalf of the other party or to bind the other party in any manner whatsoever.

14.7	All payments to be made to Yeda hereunder shall be made in US Dollars by banker’s cheque or by bank transfer to Yeda’s bank account, the details of which are as follows: ****.

14.8	All payments to be made to Yeda hereunder shall be made free and clear of, and without any deduction for or on account of, any set-off, counterclaim or tax, except any deductions that the Company is required to make from the payments to be made hereunder on account of income tax, tax on profit or any other taxes of a similar nature imposed on Yeda by law, (“withholding tax”), provided that: (i) the Company shall immediately notify Yeda of such requirement and the Company shall deduct the withholding tax from the payments referred to above, as prescribed by applicable law, unless Yeda provides the Company with evidence of an exemption from such tax, and (ii) shall provide Yeda with the necessary tax receipts in a timely manner.

14.9	Each party agrees to execute, acknowledge and deliver such further documents and instruments and do any other acts, from time to time, as may be reasonably necessary, to effectuate the purposes of this Agreement.

14.10	None of the provisions of this Agreement shall be for the benefit of, or enforceable by, any person who is not a party to this Agreement, save for clauses 7 and 9 above.

IN WITNESS WHEREOF the parties hereto have set their signatures as of this 6th day of January, 2008.

for	YEDA RESEARCH AND DEVELOPMENT COMPANY LIMITED	for PROCHON BIOTECH LTD.

Signature:	/s/ ****	Signature:	/s/ ****

Name:	****	Name:	****

Title:	****	Title:	****

Date:	Jan. 06, 2008	Date:	Dec. 19, 2007

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

APPENDIX A

THE EXISTING PATIENT APPLICATIONS

PATENT CARD

2000-097

Title: ****

Inventors: ****, ****, ****, ****

Country	Application	Publication	Grant	Status

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****	****	****	****	****

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.